UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2017

Commission file number 333-198993

Green Meadow Products, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	7812	45-5552519
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Code Number)

1010 Industrial Road, Ste. 70

Boulder City, Nevada 89005

www.GreenMeadowProducts.com

702-682-8350

(Address and telephone number of registrant's principal executive offices and principal place of business)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	Other Events

On February 1, 2017, the Company announced that it has retained the services of Collective Media Design to update its website. The new website is being updated in preparation for the rollout of its new dog treat product line and will feature more updated information about the Company’s current and future products.

Other Corporate Updates

The company recently changed its corporate phone number to 702-682-8350 and will update that information on its subsequent filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Meadow Products, Inc.
Date: February 1,2017
	By:	/s/ Stan Windhorn
Stan Windhorn
Chief Executive Officer Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER

 Exhibit 99.1

EXHIBIT DESCRIPTION Press release date February 1, 2017